KEMPER U.S. MORTGAGE FUND


REPORT TO SHAREHOLDERS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995


OFFERING INVESTORS THE OPPORTUNITY FOR MAXIMUM CURRENT RETURN FROM A PORTFOLIO OF U.S. GOVERNMENT SECURITIES



  "Our extended duration stance continued to enhance the fund's performance as interest rates moved lower."



        [KEMPER MUTUAL FUND LOGO]

TABLE OF CONTENTS

3
General Economic Review
5
Performance Update
7
Terms to Know
9
Portfolio Statistics
10
Portfolio of
Investments
11
Report from
Independent Auditors
12
Financial Statements
14
Notes to
Financial Statements
18
Financial Highlights


About Your Report

Change in Fiscal Year

A change in Kemper U.S. Mortgage Fund's fiscal year requires the mailing of another shareholder report just two months after the fund reported on the fiscal year ended July 31, 1995. The fund's new fiscal year now runs from October 1 to September 30. You can expect your next shareholder report, which will be a semiannual update, in May.


At A Glance

Kemper U.S. Mortgage Fund Total Returns for the two month period ended September 30, 1995 (unadjusted for any sales charge):


                                 [BAR GRAPH]

CLASS A                                          2.23%
CLASS B                                          2.09%
CLASS D                                          2.10%
LIPPER U.S. MORTGAGE FUNDS CATEGORY AVERAGE(*)   1.98%


NET ASSET VALUE

                                          AS OF    AS OF
                                         9/30/95  9/30/94
---------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS A         $7.13    $6.80
KEMPER U.S. MORTGAGE FUND CLASS B         $7.12    $6.79
KEMPER U.S. MORTGAGE FUND CLASS C         $7.12    $6.78
---------------------------------------------------------


KEMPER U.S. MORTGAGE FUND
LIPPER RANKINGS
COMPARED TO ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY *

                         1-YEAR               5-YEAR              10-YEAR
------------------------------------------------------------------------------
CLASS A                  #9 OF 59 FUNDS     #20 OF 59 FUNDS    #17 OF 59 FUNDS
CLASS B                  N/A                #11 OF 20 FUNDS    N/A
CLASS C                  N/A                #10 OF 11 FUNDS    N/A
------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.


DIVIDEND AND YIELD REVIEW

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1995

                     CLASS A       CLASS B       CLASS C
--------------------------------------------------------
1 YEAR INCOME:       $0.5260       $0.4693       $0.4732
SEPTEMBER
DIVIDEND:            $0.0430       $0.0380       $0.0385
ANNUALIZED
DISTRIBUTION RATE+:   7.23%         6.40%         6.49%
SEC YIELD+:           5.85%         5.24%         5.43%
--------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1995, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

General Economic Overview


              STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT
[PHOTO OF     OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS
 STEPHEN B.   AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING
 TIMBERS]     $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE
              UNIVERSITY AND HOLDS AN M.B.A.  FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

        As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview



ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                            Now (10/31/95)  6 months ago  1 year ago  2 years ago
10-YEAR TREASURY RATE(1)       6.04            6.63          7.96      5.72
PRIME RATE(3)                  8.75            9             8.15      6
INFLATION RATE(3)(*)           2.52            3.12          2.5       2.5
THE U.S. DOLLAR(4)            -1.17          -10.11         -5.82      1.03
CAPITAL GOODS ORDERS(5)(*)    11.72            9.44         18.9      19.12
INDUSTRIAL PRODUCTION(6)(*)    2.6             3.6           5.65      3.62
EMPLOYMENT GROWTH(7)           1.91            2.12          3.03      2.34

 *Data as of September 30, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.



        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers

STEPHEN B. TIMBERS

CHIEF INVESTMENT AND EXECUTIVE OFFICER

November 6, 1995

Performance Update

[Photo of J. Patrick Beimford]

J. PATRICK BEIMFORD, JR. JOINED KEMPER FINANCIAL SERVICES, INC., IN 1976 AND IS NOW EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. MR. BEIMFORD HAS RE-ASSUMED THE ROLE OF PORTFOLIO MANAGER OF THE KEMPER U.S. MORTGAGE FUND. MR. BEIMFORD RECEIVED A B.S.I.M DEGREE FROM
PURDUE UNIVERSITY AND RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.


J. PATRICK BEIMFORD, PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND DISCUSSES THE ADJUSTMENTS MADE TO THE FUND DURING THE TWO-MONTH PERIOD ENDED SEPTEMBER 30, 1995. TO PROVIDE YOU WITH A LONG-TERM PERSPECTIVE ON THE FUND'S INVESTMENT ACTIVITY, WE HAVE INCLUDED AN UPDATED VERSION OF THE Q&A PRINTED IN YOUR LAST ANNUAL REPORT, WHICH NOW ALSO REVIEWS FUND PERFORMANCE INFORMATION FOR AUGUST 1995 AND SEPTEMBER 1995.


Q. DURING AUGUST 1995 AND SEPTEMBER 1995 THE FUND PROVIDED A POSITIVE RETURN. WHAT WERE THE MAJOR INFLUENCES THAT IMPACTED THE FUND'S PERFORMANCE?

A. The fund performed positively during the two month period, outperforming the average return of its Lipper peer group for both months. Overall, the government bond market performed modestly but was somewhat volatile during the period as a spate of economic data revealed mixed signs about the strength of the economy's growth. Investors also vacillated as stops and starts in the progress of the federal budget negotiations occurred. But despite these gyrations, there were no lasting material shifts within the government market. Interest rates continued to fall, but more slowly than in previous months and both mortgages and Treasuries provided positive returns.
    In August, we reduced our mortgage holdings by six percent to 90 percent of the portfolio and increased our Treasury holdings. This was in response to a rally in the Treasury market during the latter part of August.
The rally was short-lived and in September we increased our mortgage holdings to 94 percent of the portfolio. These adjustments were consistent with our efforts over the past nine months to favor mortgages and to maintain a relatively long duration. A fund's duration is a measure of its sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes. Our extended duration stance continued to enhance the fund's performance as interest rates moved lower.

Q.  SINCE 1994 WE'VE SEEN BOTH RISING AND FALLING INTEREST RATES. WHAT
KINDS OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO AS RATES CONTINUED TO RISE AND THEN REVERSED DIRECTION?

A. Essentially, we altered durations and the level of our investment in mortgages as rates fluctuated and our economic outlook changed. Let's look at what happened in detail.
    At the end of October 1994, 84 percent of the portfolio was invested in mortgages and the fund had a relatively short duration of 3.4 years. This is considered a defensive position, which was appropriate because the economy was expanding rapidly and interest rates were rising. This short-duration stance helped reduce the decline in prices that resulted as interest rates rose.
    In December, we became optimistic that economic growth was beginning to wane so we increased

Performance Update

the fund's duration to 5.2 years. We purchased discount, 30-year Government National Mortgage Association (GNMA) mortgage-backed securities, which are long duration assets that tend to perform well in declining interest rate environments.
      The fund outperformed the average return of its peers from December through February as a result of this strategy, in which we anticipated an economic slow-down and acted earlier than others. It also positioned the fund to further benefit from the bond rally that occurred as rates dropped from March through May. During this rally, we maintained our longer-duration and sold mortgages to invest in Treasuries. U.S. Treasuries outperformed throughout the spring as the market continued to rally, again enabling the fund to provide above average returns.
      In June we began to move out of Treasuries and increased our mortgage holdings by the beginning of July. The shift was prompted by the relative underperformance of mortgages compared to Treasuries, and our expectation that mortgages would increase in value if interest rates stabilized. At this time the price of mortgages had dropped to a point where the risk and reward of owning them versus Treasuries was extremely attractive. Our assessment was correct and mortgages outperformed throughout September.

Q. Last year was one of the worst years in the history of the bond market. Yet, the bond market more than recovered in the first several months of 1995.
What, if anything, did you learn from these two periods?

A. More than anything, perhaps, the last year has demonstrated the importance of being flexible. For example, this spring's market rally convinced us that we must be willing to shift funds out of mortgages and into Treasuries. Previously, our instinct may have been to remain with the higher-yielding mortgages, but in a rallying market, Treasuries outperform


SEVERAL MARKET FORCES INFLUENCED INVESTORS IN U.S.
GOVERNMENT SECURITIES FROM OCTOBER 1994 THROUGH
SEPTEMBER 1995


A. ECONOMIC GROWTH SLOWED AND THEN ACCELERATED

Economic growth, as measured by quarterly changes in the U.S. economy's gross domestic product (GDP), was robust throughout 1994, fell dramatically by mid-1995 and gained momentum during the third quarter of 1995.

                                 [BAR GRAPH]

4Q94            5.1
1Q95            2.7
2Q95            1.3
3Q95            4.2

SOURCE: Barrons AND The Wall Street Journal


B. IN RESPONSE TO RISING SHORT-TERM INTEREST RATES ...

The Federal Reserve Board continued its series of interest rate hikes until early July 1995, when it announced a modest interest rate cut. This bar graph tracks the Fed's changes to the federal funds rate (the interest rate that banks charge each other for overnight loans), which is a measure of short-term interest rates.

                                [LINE GRAPH]



10/1/94           4.75
11/16             5.25
2/1               6
7/6/95            5.5

SOURCE: Investment Company Institute (ICI) Mutual Fund 1995 Fact Book and The Wall Street Journal


C. BUT INFLATION POSED NO THREAT

Despite worries that the strong growth in 1994 would result in increased price inflation, the Consumer Price Index (CPI) did not significantly accelerate during the period.

                                 [BAR GRAPH]

4Q94          0.6
1Q95          0.8
2Q95          0.8
3Q95          0.5


*SOURCE: Bureau of Labor Statistics
*Kemper Financial Services, Inc. Forecast

Performance Update

mortgages. In fact, at the height of the rally in May, our mortgage holdings were at their lowest - representing 85 percent of the portfolio - and Treasuries represented 13 percent. This shift to Treasuries contributed to the fund's superior May performance. While Treasuries yield less than mortgage-backed securities, they tend to outperform in declining rate environments. We continue to manage the fund with a focus on total rate of return as well as income.

Q. AS VOLATILE AS THE LAST YEAR HAS BEEN, SHAREHOLDERS SEEK CONSISTENT FUND PERFORMANCE NONETHELESS. WHAT CAN BE DONE TO IMPROVE CONSISTENCY?

A. In fact, our goal is to produce more consistent performance, and that's something we're pursuing in several ways. In the last year, we restructured the fund's investments. Specifically, we have favored Treasuries and 30-year mortgage-backed securities over 15-year mortgages and structured products such as collateralized mortgage obligations. This streamlined portfolio has helped us weather periods of market volatility with greater ease and flexibility. Further, we have become more willing to make investment shifts as necessary to seek maximum performance in a given economic environment. We are willing to adjust any performance characteristic of the fund - whether it is the composition of coupons, the fund's duration or its asset allocation structure - to help enhance our investors' total rate of return.

Q.  WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

A. We are steadfast in our belief that the economy is growing, but at a pace slow enough to allow for further interest rate cuts. In September we trimmed our duration slightly - to 5.17 years - because of the magnitude of the interest rate decline year-to-date. We believe rates will trend lower in the months ahead, but not decline as dramatically as they did in the first nine months of 1995.

Q. WHAT COULD THREATEN YOUR OUTLOOK - AND RESULT IN AN ADJUSTMENT OF YOUR PORTFOLIO MANAGEMENT STRATEGY?

A. Our risks are fairly obvious. If strong economic growth resumes, our interest rate outlook will be wrong, and we'd have to shift our strategy accordingly. But we don't see that happening. We expect a continued slow-growth, low-inflation environment, which should be positive for government securities and for the shareholders of the fund.


TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

Performance Update

Average Annual Total Returns*
For periods ended September 30, 1995 (adjusted for the maximum sales charge)

                                                              LIFE OF
                                   1-YEAR    5-YEAR  10-YEAR   CLASS
---------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND A         8.06%      N/A      N/A   4.24%    (SINCE 1/10/92)
KEMPER U.S. MORTGAGE FUND B         9.24     7.78%    7.44%   7.34     (SINCE 10/26/84)
KEMPER U.S. MORTGAGE FUND C        12.47       N/A      N/A   8.43     (SINCE 5/31/94)
---------------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER U.S.
MORTGAGE FUND CLASS A FROM 1/10/92 TO 9/30/95

                                 [LINE GRAPH]


                -  Kemper U.S. Mortgage  -  Salomon Brothers    - Consumer
                      Fund Class A(1)    30-Year GNMA Index+    Price Index++
1/10/92                  10,000                 10,000             10,000
12/31/92                 10,104                 10,760             10,290
12/31/93                 10,674                 11,477             10,573
12/31/94                 10,302                 11,330             10,856
9/30/95                  11,669                 12,820             11,109



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER U.S.
MORTGAGE FUND CLASS B FROM 10/26/84 TO 9/30/95

                                 [LINE GRAPH]


                -  Kemper U.S. Mortgage  - Salomon Brothers     - Consumer
                      Fund Class B(1)    30-Year GNMA Index+    Price Index++
10/26/84                 10,000                 10,000             10,000
12/31/87                 12,600                 15,326             10,959
12/31/90                 15,710                 21,407             12,707
12/31/93                 20,128                 27,384             13,846
9/30/95                  21,692                 30,546             14,549


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER U.S.
MORTGAGE FUND CLASS C FROM 5/31/94 TO 9/30/95

                                 [LINE GRAPH]


                -  Kemper U.S. Mortgage  - Salomon Brothers     - Consumer
                      Fund Class C(1)    30-Year GNMA Index+    Price Index++
5/31/94                  10,000                 10,000             10,000
12/31/94                  9,910                 10,091             10,149
9/30/95                  11,146                 11,418             10,386


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge 4.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows:
1-year, 3%; 5-year, 1%; since inception, 0%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report

(1) Performance includes reinvestment of dividends and adjustment for maximum sales charge for A shares and the applicable contingent deferred sales charge in effect at the end of the period for B shares. In comparing the Kemper U.S. Mortgage Fund performance to Salomon Brothers 30-Year GNMA Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Salomon Brothers 30-Year GNMA Index, an unmanaged index, is based on total return with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Source is Salomon Brothers Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

Portfolio Statistics


THE FUND'S PORTFOLIO COMPOSITION

                                       ON 9/30/95                ON 9/30/94
---------------------------------------------------------------------------
MORTGAGE-BACKED GNMA                         91%                       66%
FNMA/FHLMC                                    3                        22
LONG-TERM GOVERNMENT SECURITIES               6                        --
CASH AND EQUIVALENTS
  (PRIMARILY SHORT-TERM TREASURIES)          --                        12
---------------------------------------------------------------------------
                                            100%                      100%
---------------------------------------------------------------------------


- MORTGAGE-BACKED GNMA
- FNMA/FHLMC
- LONG-TERM GOVERNMENT SECURITIES
- CASH AND EQUIVALENTS (PRIMARILY SHORT-TERM TREASURIES)


            [PIE CHART]                          [PIE CHART]

            ON 9/30/95                            ON 9/30/94


YEARS TO MATURITY
AS A PERCENTAGE OF THE PORTFOLIO


                                     ON 9/30/95                  ON 9/30/94
---------------------------------------------------------------------------
LESS THAN 4 YEARS                         2%                         12%
4-10 YEARS                               24                          --
10-20 YEARS                              70                          66
+20 YEARS                                 4                          22
                                        100%                        100%
---------------------------------------------------------------------------


- LESS THAN 4 YEARS
- 4-10  YEARS
- 10-20 YEARS
- +20 YEARS


            [PIE CHART]                          [PIE CHART]
            ON 9/30/95                            ON 9/30/94


DURATION



                                      On 9/30/95                 On 9/30/94
---------------------------------------------------------------------------
DURATION                               5.2 YEARS                   3.6 YEARS
---------------------------------------------------------------------------

Portfolio of Investments


KEMPER U.S. MORTGAGE FUND
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1995
(Dollars in thousands)


                                                                 COUPON                              PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS            TYPE                  RATE               MATURITY           AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                        Pass-through
MORTGAGE ASSOCIATION -                     certificates          6.50%              2023-2025       $511,068         $   493,181
91.2%                                                            7.00               2016-2025        927,913             916,894
(Cost: $3,072,386)                                               7.50               2007-2025        902,364             910,533
                                                                 8.00               2016-2025        535,454             550,436
                                                                 8.50               2021-2025        145,700             151,585
                                                                 9.00               2008-2022         72,395              76,196
                                                                 9.50               2009-2023         60,816              64,997
                                                                 10.0               02016-2021         8,451               9,222
                                                                 10.5               02019-2021        10,814              11,872
                                                                 11.00                    2019           496                 544
                                           -------------------------------------------------------------------------------------
                                                                                                                       3,185,460
--------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES --                Notes              8.875-9.375                 1996       336,000             342,317
22.0%                                                            8.50                     1997        22,000              22,976
(Cost: $770,966)                                               6.125-9.00                 1998       175,000             178,817
                                                              8.875-9.125                 1999        53,000              58,223

                                           Bonds                12.50                     2014        26,700              41,093
                                                                 7.25                     2022        71,000              76,203
                                                                6.875                     2025        45,000              47,250
                                           -------------------------------------------------------------------------------------
                                                                                                                         766,879
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                           Pass-through
MORTGAGE ASSOCIATION --                    certificates       6.50-11.50             2016-2025       114,957             111,816
3.2%
(Cost: $110,565)
                                           =====================================================================================
                                           TOTAL U.S. GOVERNMENT                                                       4,064,155
                                           OBLIGATIONS-116.4%
                                           (COST: $3,953,917)
                                           =====================================================================================

--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (A)                  Collateralized by Government National Mortgage Association securities
-- 8.3%                                    Yield 5.875%-6.55%, Dated September 1995, Due October 1995

                                           Lehman Securities                                         100,000              99,998
                                           (held at Chemical Bank)
                                           Nikko Securities                                          190,000             190,005
                                           (held at The Bank of New York)
                                           =====================================================================================
                                           TOTAL REPURCHASE AGREEMENTS
                                           (Cost: $290,000)                                                              290,003
                                           =====================================================================================
                                           TOTAL INVESTMENTS - 124.7%
                                           (Cost: $4,243,917)                                                          4,354,158
                                           =====================================================================================
                                           LIABILITIES, LESS CASH
                                           AND OTHER ASSET - (24.7%)                                                    (861,106)
                                           =====================================================================================
                                           NET ASSETS - 100%                                                          $3,493,052
--------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, Investors Fiduciary Trust Company, or at subcustodian banks, as indicated. The collateral is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $4,243,917,000 for federal income tax purposes at September 30, 1995, the aggregate gross unrealized appreciation was $131,340,000, the aggregate gross unrealized depreciation was $21,099,000 and the net unrealized appreciation of investments was $110,241,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER U.S. MORTGAGE FUND


    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper U.S. Mortgage Fund, a series of Kemper Portfolios, as of September 30, 1995, the related statements of operations for the two months then ended and the year ended July 31, 1995, and changes in net assets for the two months ended September 30, 1995 and each of the two years in the period ended July 31, 1995 and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Mortgage Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP

Chicago, Illinois
November 14, 1995

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
(in thousands)

ASSETS
-----------------------------------------------------------------------------------
Investments, excluding repurchase agreements, at value
(Cost: $3,953,917)                                                  $  4,064,155
Repurchase agreements, at value
(Cost: $290,000)                                                         290,003
Cash                                                                         211
  Receivable for:
  Fund shares sold                                                           914
    Investments sold                                                       1,359
    Interest                                                              40,000
        TOTAL ASSETS                                                   4,396,642
-----------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                     4,186
  Investments purchased                                                  895,700
  Management fee                                                           1,466
  Distribution services fee                                                  934
  Administrative services fee                                                705
  Custodian and transfer agent fees and related expenses                     505
  Other                                                                       94
   Total liabilities                                                     903,590
NET ASSETS                                                          $  3,493,052
-----------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------------------
Paid-in capital                                                     $  4,568,142
Accumulated net realized loss on investments                          (1,245,903)
Net unrealized appreciation on investments                               110,241
Undistributed net investment income                                       60,572
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                         $  3,493,052
-----------------------------------------------------------------------------------
THE PRICING OF SHARES
-----------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,037,209 / 285,770  shares outstanding)                               $7.13
  Maximum offering price per share
  (net asset value, plus 4.71% of net
  asset value or 4.50% of offering price)                                  $7.47
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,454,369 - 204,285 shares outstanding)                                $7.12
CLASS C SHARES
  Net asset value and redemption price per share
  ($1,474 / 207 shares outstanding)                                        $7.12
-----------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
(IN THOUSANDS)

                                                                                       TWO MONTHS             YEAR
                                                                                         ENDED               ENDED
                                                                                      SEPTEMBER 30,         JULY 31,
  NET INVESTMENT INCOME                                                                   1995                1995
-------------------------------------------------------------------------------------------------------------------
  Interest income                                                                      $ 45,658             321,715
  Expenses:
    Management fee                                                                        2,931              18,595
    Distribution services fee                                                             1,863              13,274
    Administrative services fees                                                          1,393               8,822
    Custodian and transfer agent fees
     and related expenses                                                                 1,307               6,550
    Professional fees                                                                        50                  90
    Reports to shareholders                                                                   6                 704
    Trustees' fees and other                                                                 73                 221
        Total expenses                                                                    7,623              48,256
NET INVESTMENT INCOME                                                                    38,035             273,459
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
    Net realized loss on sales of investments
     (including options purchased)                                                       (5,927)           (108,790)
    Net realized gain from futures transactions                                           1,448               1,600
          Net realized loss                                                              (4,479)           (107,190)
Change in net unrealized depreciation on investments                                     40,878             138,533
  Net gain on investments
                                                                                         36,399              31,343
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $ 74,434             304,802
-------------------------------------------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                    TWO MONTHS
                                                                      ENDED
                                                                   SEPTEMBER 30,          YEAR ENDED JULY 31,
   OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY                   1995              1995             1994
-------------------------------------------------------------------------------------------------------------------
    Net investment income                                          $  38,035            273,459            326,261
    Net realized loss                                                 (4,479)          (107,190)          (383,592)
    Change in net unrealized appreciation/depreciation                40,878            138,533            (23,587)
Net increase (decrease) in net assets resulting from operations       74,434            304,802            (80,918)
Net equalization charges                                              (1,220)           (12,882)           (17,926)
Distribution from net investment income                              (40,438)          (267,996)          (325,917)
Net decrease from capital share transactions                         (68,053)          (653,661)        (1,056,270)
TOTAL DECREASE IN NET ASSETS                                         (35,277)          (629,737)        (1,481,031)
-------------------------------------------------------------------------------------------------------------------
  NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                3,528,329          4,158,066          5,639,097
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $60,572, 64,192 AND 63,437, RESPECTIVELY)               $3,493,052          3,528,329          4,158,066
-------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements

1  DESCRIPTION OF THE FUND

Kemper U.S. Mortgage Fund is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares (none sold through September 30, 1995) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investmen ts of the Fund and has the same rights.

In 1995, the Fund changed its fiscal year end for financial reporting purposes and federal income tax purposes from July 31 to September 30.

--------------------------------------------------------------------------------
2 SIGNIFICANT ACCOUNTING POLICES

INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and discount amortization of money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At September 30, 1995 the Fund had $895,700,000 in purchase commitments outstanding (26% of net assets), with a corresponding amount of assets designated.

Notes to Financial Statements

FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1995, amounting to approximately $1,230,769,000, is available to offset future taxable gains. If not applied, $355,103,000 of the loss carryover expires in 1996, with the remainder expiring through the period ended 2003.

Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3 TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT. The Fund has a management agreement with Kemper
Financial Services, Inc. (KFS) and pays a management fee at an annual rate of
 .55% of the first $250 million of average daily net assets declining gradually to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,931,000 for the two month period ended September 30, 1995 and $18,595,000 for the year ended July 31, 1995.

UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                           Commissions allowed
                        Commissions      by KDI to retail firms     Commissions paid
                      retained by KDI    (including affiliates)   to affiliates of KDI
                      ---------------    ----------------------   --------------------
Two months ended
September 30, 1995         $12,000              123,000                  4,000
Year ended
July 31, 1995              $18,000              160,000                 25,000

For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares, and contin gent deferred sales charges received in connection with the redemption of Class B shares are as follows:

                                            Commissions
                                               and
                       Distribution     distribution fees       Amounts         Contingent
                        fees paid          paid by KDI          paid to       deferred sales
                       by the Fund           to Firms          affiliates         charges
                          to KDI       (including affiliates)    of KDI       received by KDI
                       ----------------------------------------------------------------------
Two months ended
September 30, 1995       $1,863,000            158,000            15,000            429,000
Year ended
July 31, 1995           $13,274,000          1,343,000           142,000          4,548,000

ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average
daily net assets. KDI in turn   has various arrangements with financial services
firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid are as follows:

                                                     Administrative
                              Administrative       services fees paid       Administrative
                            services fees paid       by KDI to Firms      services fees paid
                            by the Fund to KDI   (including affiliates)  to affiliates of KDI
                       ----------------------------------------------------------------------
Two months ended
September 30, 1995             $1,393,000                 1,394,000                   167,000
Year ended
July 31, 1995                  $8,822,000                 8,770,000                 1,113,000

SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the two month period ended September 30, 1995 and the year ended July 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $845,000 and $6,155,000, respectively.

OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. For the two month period ended September 30, 1995 and the year ended July 31, 1995 the Fund made no payments to its officers and incurred trustees' fees of $6,000 and $55,000 respectively to independent trustees.
-------------------------------------------------------------------------------
4 INVESTMENT TRANSACTION
Investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                 TWO MONTHS             YEAR
                                                    ENDED               ENDED
                                                SEPTEMBER 30,          JULY 31,
                                                    1995                 1995
                                                ---------------------------------
Purchases                                        $1,725,396           20,546,651
Proceeds from sales                               1,656,553           21,577,354


Notes to Financial Statements

-------------------------------------------------------------------------------
5 CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund (in thousands):


                         TWO MONTHS
                            ENDED
                         SEPTEMBER 30,                      YEAR ENDED JULY 31,
                             1995                     1995                      1994
                      -------------------      ------------------       ---------------------
                      SHARES       AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------
SHARES SOLD
---------------------------------------------------------------------------------------------
Class A                 1,023    $   7,000        6,918  $  45,618        5,222    $  35,884
Class B                   925        6,312        8,293     55,591       32,281      233,525
Class C                    42          296          167      1,153           21          148
---------------------------------------------------------------------------------------------
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
---------------------------------------------------------------------------------------------
Class A                 1,950       13,752       12,059     82,686        9,802       71,165
Class B                 1,352        9,523       10,543     72,114       15,471      113,238
Class C                     1            7            3         19           --           --
---------------------------------------------------------------------------------------------
SHARES REDEEMED
---------------------------------------------------------------------------------------------
Class A                (8,038)     (55,910)     (63,394)  (427,279)     (68,014)    (484,338)
Class B                (7,037)     (49,021)     (72,004)  (483,386)    (143,028)  (1,025,892)
Class C                    (2)         (12)         (26)      (177)          --           --
---------------------------------------------------------------------------------------------
CONVERSION OF SHARES
---------------------------------------------------------------------------------------------
Class A                 5,480       38,088       43,850    296,147      142,904    1,034,102
Class B                (5,492)     (38,088)     (43,908)  (296,147)    (143,035)  (1,034,102)
NET DECREASE FROM
CAPITAL SHARE
TRANSACTIONS                      $(68,053)              $(653,661)              $(1,056,270)
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
6 FINANCIAL FUTURES CONTRACTS

In order to take advantage of anticipated market conditions, the Fund has entered into exchange traded financial futures contracts as described below. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market price of the futures contract fluctuates. At September 30, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $17,601,000. At September 30, 1995, the Fund had outstanding financial futures contracts as follows (in thousands):


                         FACE                   EXPIRATION        GAIN AT
TYPE                    AMOUNT      POSITION       MONTH          9/30/95
---------------------------------------------------------------------------
U.S. Treasury
Securities              $106,300      Long        December         $2,383
---------------------------------------------------------------------------

Financial Highlights

                                                                         CLASS A SHARES
                                             -----------------------------------------------------------------
                                              TWO MONTHS                                            JANUARY 10,
                                                ENDED                  YEAR ENDED JULY 31,            1992 TO
                                             SEPTEMBER 30,       -------------------------------      JULY 31,
                                                 1995            1995        1994           1993        1992
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.06            6.96        7.56           7.78         7.81
Income from investment operations:
  Net investment income                            .08             .53         .51            .62          .38
  Net realized and unrealized gain (loss)          .08             .09        (.59)          (.21)        (.03)
Total from investment operations                   .16             .62        (.08)           .41          .35
Less distribution from net investment income       .09             .52         .52            .63          .38
Net asset value, end of period                   $7.13            7.06        6.96           7.56         7.78
--------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (NOT ANNUALIZED)                   2.23%           9.48       (1.21)          5.52         4.76
--------------------------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
Expenses                                           .94%            .89         .99            .97          .94
Net investment income                             6.87            7.77        7.00           8.22         8.73
--------------------------------------------------------------------------------------------------------------


                                                                         CLASS B SHARES
                                              ----------------------------------------------------------------
                                               TWO MONTHS
                                                 ENDED                       YEAR ENDED JULY 31,
                                              SEPTEMBER 30,  -------------------------------------------------
                                                  1995       1995        1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.05       6.96        7.56       7.77       7.25       7.25
Increase from investment operations:
  Net investment income                            .07        .47         .45        .57         .65       .64
  Net realized and unrealized gain (loss)          .08        .09        (.59)      (.21)        .49       .01
Total from investment operations                   .15        .56        (.14)       .36        1.14       .65
Less distribution from net investment income       .08        .47         .46        .57         .62       .65
Net asset value, end of period                   $7.12       7.05        6.96       7.56        7.77      7.25
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     2.09%      8.44       (2.00)      4.85       16.36      9.37
--------------------------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
Expenses                                          1.79%      1.75        1.79       1.75        1.86      2.03
Net investment income                             6.02       6.91        6.27       7.44        8.70      8.86
--------------------------------------------------------------------------------------------------------------

Financial Highlights

                                                                             CLASS C SHARES
                                                    --------------------------------------------------------------
                                                       TWO MONTHS
                                                          ENDED                YEAR ENDED             MAY 31, TO
                                                    SEPTEMBER 30, 1995        JULY 31, 1995          JULY 31, 1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $7.05                   6.95                   6.99
Income from investment operations:
  Net investment income                                      .07                    .48                    .07
  Net realized and unrealized gain (loss)                    .08                    .09                   (.04)
Total from investment operations                             .15                    .57                    .03
Less distribution from net investment income                 .08                    .47                    .07
Net asset value, end of period                             $7.12                   7.05                   6.95
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               2.10%                  8.65                    .47
------------------------------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------
Expenses                                                    1.69%                  1.71                   1.55
Net investment income                                       6.12                   6.95                   6.46
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------
                                             TWO MONTHS
                                               ENDED                         YEAR ENDED JULY 31,
                                            SEPTEMBER 30, --------------------------------------------------------
                                               1995         1995        1994        1993        1992        1991
                                            ----------------------------------------------------------------------
Net assets at end of period (in thousands)  $3,493,052   3,528,329   4,158,066   5,639,097   5,602,682   4,879,832
Portfolio turnover rate                            249%        573         963         551         376         498
------------------------------------------------------------------------------------------------------------------
NOTE: Total return does not reflect the effect of any sales charges.

SPECIAL SHAREHOLDER MEETING

On September 19, 1995 a special shareholders' meeting was held. Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc., or its successor and, for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor. The fund voted together with the other two series of Kemper Portfolios on items one and two which is why the numbers are so much higher. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                           For            Withheld
   David W. Belin          424,455,432    12,676,836
   Lewis A. Burnham        424,717,712    12,414,556
   Donald L. Dunaway       424,630,285    12,501,983
   Robert B. Hoffman       424,761,425    12,370,843
   Donald R. Jones         424,586,572    12,545,696
   David B. Mathis         424,368,006    12,764,262
   Shirley D. Peterson     424,193,153    12,939,115
   William P. Sommers      424,499,145    12,633,123
   Stephen B. Timbers      424,673,998    12,458,270

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

   For                     Against        Abstain
   412,345,882             6,901,993      18,462,629

3) Approval of new investment management agreement

   For                     Against        Abstain
   279,209,878             7,593,627      16,573,867

4) Approval of new 12b-1 distribution plan

                  For                 Against        Abstain
Class B
Shares            121,616,938         3,668,824      7,822,932
Class C
Shares            128,782             320            28

Trustees and Officers

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

JOHN E. PETERS
Vice President

MICHELLE M. KEELEY
Vice President

FRANK J. RACHWALSKI, JR.
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

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LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601

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SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 419557
                                      Kansas City, MO 64141
                                      1-800-621-1048

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CUSTODIAN AND TRANSFER AGENT          INVESTORS FIDUCIARY TRUST COMPANY
                                      127 West 10th Street
                                      Kansas City, MO 64105

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INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

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INVESTMENT MANAGER                    KEMPER FINANCIAL SERVICES, INC.


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PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      120 South LaSalle Street
                                      Chicago, IL 60603



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